EXHIBIT 99.1

TiVo Corporation 2160 Gold Street San Jose, CA 95002

TIVO CORPORATION REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

Strong Third Quarter Including 8% Growth in our IP Licensing Business
Continued to Streamline the Business Operations in Preparation for Spin
Launched TiVo+

SAN JOSE, Calif. - (BUSINESS WIRE) - November 7, 2019 - TiVo Corporation (NASDAQ: TIVO), the company that brings entertainment together, today reported financial results for its third quarter ended September 30, 2019.

“We are very focused on Company execution, and we delivered solid financial results in the quarter, while accomplishing key business milestones,” said Dave Shull, President and Chief Executive Officer. “We continue to make progress with the separation of our IP Licensing and Product businesses and are targeting completion of the transaction in April 2020. Our IP Licensing business expanded its customer base in the quarter and reported 8% year-over-year revenue growth. We continue to streamline the Product business for future success, and are pleased with the launch of TiVo+ last month. We are excited about our expanding pipeline of new and innovative products to fuel future growth heading into 2020.”

TiVo Third Quarter 2019 Financial Highlights:

•	The Company further streamlined the Product business in the third quarter and expects to accelerate additional operating cost improvements in the fourth quarter.

•	Increased fiscal 2019 expectations for Adjusted EBITDA.

•	Continuing progress with the separation and targeting completion of the transaction by April 2020.

TiVo Third Quarter 2019 Business and Operating Highlights:

Product Business

•
Launched new innovative products, including TiVo+ in October, which delivers live streaming channels and thousands of movies and TV shows to viewers in an app-free environment, making them easy to find, watch, and enjoy. TiVo+ provides free content for TiVo customers and opportunities for advertisers to reach highly engaged television audiences with targeted messages.

•
TiVo continues to expand its Android TVTM-based IPTV version of TiVo User Experience 4. We now have seven North American operators who will deploy this solution, up from five last quarter, and we continue to expand internationally. Liberty Latin America selected TiVo’s Android TV-based platform to bring cutting-edge innovations to its video customers in Puerto Rico, and they plan to launch this platform in other markets across Latin America.

•
TiVo’s Personalized Content Discovery solution continues to be adopted by leading market players. As part of Vodafone Group’s new TV service in Portugal, Vodafone is deploying its new “Intelligent Voice Search” feature, which uses TiVo’s natural language voice solution to enable users to find and enjoy entertainment content by simply speaking into their remotes.

Intellectual Property Licensing Business

•	The IP Licensing business continues to build on a strong, diverse base of customers and in Q3 reported 8% year-over-year revenue growth.

•
The Company is seeing significant demand for our IP portfolio in international markets. This quarter we licensed a number of over-the-top and IPTV video streaming providers. We signed a new deal with D’Live to license OTT services in Korea.

•	Canada is also an area of future expansion for us. Towards that endeavor, we signed a new, multi-year license agreement with Canadian operator Eastlink.

2019 Full Year Outlook:

The Company updated its 2019 full-year outlook to1:

	Current Expectations				Previous Expectations (August 7, 2019)
	Low		High		Low		High
Total revenue, net	$655	million	$665	million	$650	million	$665	million
GAAP loss before income taxes	$198	million	$203	million	$69	million	$77	million
Adjusted EBITDA	$190	million	$200	million	$180	million	$190	million
Non-GAAP Pre-tax Income	$137	million	$145	million	$129	million	$137	million
Cash Taxes	$28	million	$29	million	$28	million	$29	million

GAAP Diluted Weighted Average Shares Outstanding			126	million			126	million
Non-GAAP Diluted Weighted Average Shares Outstanding			127	million			127	million

[1]
Adjusted EBITDA, Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes are defined below in the section entitled “Non-GAAP Financial Information.” Reconciliations between GAAP and Non-GAAP amounts are provided in the tables below. In accordance with the SEC’s interpretations on the use of Non-GAAP financial measures, TiVo does not report net income or EPS on a non-GAAP basis; however, TiVo provides financial metrics, including Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes, to assist those wanting to calculate such measures on a Non-GAAP basis.

Separation Process Update:

The Company continues to believe that separating the IP Licensing and Product businesses is the best strategy to maximize shareholder value in today's rapidly evolving market landscape. As stand-alone separate entities, unconstrained by each other, the two businesses will be better positioned to pursue growth opportunities.

TiVo has made excellent progress with the separation process. The Company is actively interviewing candidates to fill out the management teams of both companies, standing up separate systems, and working with the IRS and the SEC to prepare for separation. The Company is currently targeting completion of the transaction in April 2020 and expects to provide further updates in the coming months.

Capital Allocation:

With the planned separation only months away, we are working to set up each business with the optimal capital structure to succeed as independent entities. To that end, TiVo’s Board of Directors decided not to declare a cash dividend this quarter while we stand up two separate balance sheets. As the Company repays its remaining 2020 Convertible Notes by their maturity date, refinances its Term Loan B and separates the businesses, it is critical to give each business the capital needed to make future investments in strategic initiatives to drive long-term growth.

##

Third Quarter 2019 Summary Financial Results:

Quarterly Financial Information	(In thousands)
	Three Months Ended September 30,
	2019	2018	% Change
GAAP Consolidated Results
Product Revenue	$82,788	$94,612	(12)%
IP Licensing Revenue	75,736	70,097	8%
Total Revenues, net	$158,524	$164,709	(4)%

GAAP Total operating costs and expenses	$296,241	$172,390	72%
Total OpEx Excluding Goodwill Impairment	$158,788	$172,390	(8)%

Operating loss	$(137,717)	$(7,681)	1,693%
Loss from continuing operations before income taxes	$(149,091)	$(18,223)	718%
Loss from continuing operations, net of tax	$(151,010)	$(22,992)	557%

GAAP Diluted weighted average shares outstanding	126,081	123,459

Total Revenues, net	$158,524	$164,709	(4)%
Legacy TiVo Solutions IP Licenses	—	(2,795)	(100)%
Hardware	(2,606)	(3,926)	(34)%
Other Products	(934)	(1,614)	(42)%
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$154,984	$156,374	(1)%

•
Product revenues were down $11.8 million or 12% year-over-year. Q3 2018 offers a hard compare for this past quarter, as that quarter included a $3.3 million benefit from a Passport contract renewal that included guaranteed minimums that were all recognized in the year-ago quarter. There was also a reduction in revenues recognized in the quarter of approximately $1.8 million related to adjusted subscriber reporting from Latin American operators. We did not have a similar adjustment a year ago, nor do we anticipate a similar adjustment next quarter. Additionally, nonrecurring engineering and consumer-related revenues contributed to the year-on-year decline. These revenue declines were partially offset by an increase in revenue from an international cable operator exceeding its cumulative contractual minimums in 2019.

•
IP Licensing revenues increased by $5.6 million, or 8% year-over-year, driven by an increase in catch up payments and new licenses in our New Media, International Pay TV Providers and Other vertical. These increases were partially offset by the prior year benefiting from $2.8 million of Legacy TiVo Solutions Time Warp revenue.

•
Total OpEx Excluding Goodwill Impairment decreased by $13.6 million, or 8% on a year-over-year basis, primarily due to a reduction in compensation costs as a result of our cost saving initiatives and lower Amortization of intangible assets, partially offset by Separation and transformation costs.

•
During the quarter, the Company recorded a $137.5 million non-cash Goodwill impairment charge driven by the sustained decline in its stock price and a decrease in its long-term forecast for the Product business.

	(In thousands)
	Three Months Ended September 30,
	2019	2018	% Change
Non-GAAP Consolidated Results
Adjusted EBITDA	$50,052	$47,076	6%
Non-GAAP Pre-tax Income	36,802	32,893	12%
Cash Taxes	6,305	3,687	71%

Non-GAAP Diluted Weighted Average Shares Outstanding	126,858	124,130

Segment Results and Operating Highlights - Product:

	(In thousands)
	Three Months Ended September 30,
	2019	2018	% Change
Platform Solutions	$62,083	$73,147	(15)%
Software and Services	19,771	19,851	—%
Other	934	1,614	(42)%
Total Product Revenue, net	82,788	94,612	(12)%
Adjusted Operating Expenses	69,386	79,347	(13)%
Adjusted EBITDA	$13,402	$15,265	(12)%
Adjusted EBITDA Margin	16.2%	16.1%

Total Product Revenue, net	$82,788	$94,612	(12)%
Hardware	(2,606)	(3,926)	(34)%
Other Products	(934)	(1,614)	(42)%
Core Product Revenue (excludes revenue from Hardware and Other Products)	$79,248	$89,072	(11)%

Segment Results and Operating Highlights - IP Licensing:

	(In thousands)
	Three Months Ended September 30,
	2019	2018	% Change
US Pay TV Providers	$41,896	$44,474	(6)%
CE Manufacturers	15,580	8,859	76%
New Media, International Pay TV Providers and Other	18,260	16,764	9%
Total IP Licensing Revenue, net	75,736	70,097	8%
Adjusted Operating Expenses	25,659	23,461	9%
Adjusted EBITDA	$50,077	$46,636	7%
Adjusted EBITDA Margin	66.1%	66.5%

Total IP Licensing Revenue, net	$75,736	$70,097	8%
Legacy TiVo Solutions IP Licenses	—	(2,795)	(100)%
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$75,736	$67,302	13%

Conference Call Information

TiVo management will host a conference call today, November 7, 2019, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial and operational results. Investors and analysts interested in participating in the conference call are welcome to call (866) 621-1214 (or international +1-706- 643-4013) and reference conference ID 5387119. The conference call may also be accessed via live webcast in the Investor Relations section of TiVo’s website at http://ir.tivo.com.

A replay of the audio webcast will be available on TiVo’s website shortly after the live call ends, and we currently plan for it to remain on TiVo’s website until the next quarterly earnings call. Additionally, a telephonic replay of the call will be accessible shortly after the live call ends through November 14, 2019 by dialing (855) 859-2056 (or international +404-537-3406) and entering conference ID 5387119.

Non-GAAP Financial Information

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of Licensing, Services and Software Revenues, Non-GAAP Cost of Hardware Revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Depreciation, Non-GAAP Total OpEx Excluding Goodwill Impairment, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP Pre-tax Income is defined as GAAP income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization or write-off of note issuance costs, discounts on convertible debt and mark-to-market adjustments for interest rate swaps and interest on escheat liabilities; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as goodwill impairment, restructuring and asset impairment charges, separation and transformation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo acquisition litigation, expenses in connection with the extinguishment or modification of debt, gain on settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liabilities.

Non-GAAP Cost of Licensing, Services and Software Revenues is defined as GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transaction, transition and integration expenses.

Non-GAAP Cost of Hardware Revenues is defined as GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transition and integration expenses.

Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Depreciation is defined as GAAP depreciation expenses excluding the impact of additional depreciation resulting from changes in the estimated useful lives of assets involved in facility rationalization actions.

Total OpEx Excluding Goodwill Impairment is defined as GAAP Total Operating costs and expenses excluding goodwill impairment.

Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable and additional depreciation resulting from facility rationalization actions.

Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, separation and transformation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Adjusted EBITDA is defined as GAAP operating income (loss) excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, strategic review costs, separation and transformation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Interest Expense is defined as GAAP interest expense, excluding accretion of contingent consideration, amortization or write-off of issuance costs, discounts on convertible debt and interest on escheat liability, plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.

Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.

Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.

The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire or dispose of businesses on a predictable cycle, management excludes the amortization of intangible assets, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo Acquisition litigation, and gain on settlement of acquired receivables from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of goodwill impairment, restructuring and asset impairment charges, expenses in connection with the extinguishment or modification of debt, gain on the settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than-temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liability. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision-making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt, mark-to-market adjustments for interest rate swaps and interest on escheat liability when management evaluates the Company's expenses. Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.

Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.

About TiVo Corporation

TiVo (NASDAQ: TIVO) brings entertainment together, making it easy to find, watch and enjoy. We serve up the best movies, shows and videos from across live TV, on-demand, streaming services and countless apps, helping people to watch on their terms. For studios, networks and advertisers, TiVo delivers a passionate group of watchers to increase viewership and engagement across all screens. Go to tivo.com and enjoy watching.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, future growth, profitability and success of the Company’s Product and IP Licensing businesses, the timing and completion of the Company’s debt refinancing and repayment of the remaining 2020 convertible notes, the success of the Company's plans to separate the Product and IP Licensing businesses into two independent companies, the realization of stockholder value resulting from separation of the businesses, growth of certain markets for intellectual property licensing, as well as future business strategies, future product offerings and deployments, and technology and intellectual property licenses with various customers. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays, whether inside or outside the Company’s control, in the spin-off process, delays in product development or deployments, any impact of the separation of the businesses or the timing of the separation on our existing credit facilities and convertible notes, the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered, as well as the other potential factors described under "Risk Factors" included in TiVo’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Android TV is a trademark of Google LLC.

Investor Relations                    Press Relations
Nicole Noutsios                        Lerin O'Neill
TiVo Corporation                     TiVo Corporation
+1 510-315-1003                        +1 408-562-8455
tivo@nmnadvisors.com                     lerin.oneill@tivo.com

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenues, net:
Licensing, services and software	$155,918	$160,783	$486,575	$516,495
Hardware	2,606	3,926	6,356	10,911
Total Revenues, net	158,524	164,709	492,931	527,406
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	39,263	40,749	114,482	126,547
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	4,289	4,220	14,150	14,260
Research and development	34,038	42,053	113,621	133,894
Selling, general and administrative	45,677	39,867	139,270	133,906
Depreciation	5,314	5,338	16,005	16,252
Amortization of intangible assets	28,212	37,242	84,574	119,463
Restructuring and asset impairment charges	1,995	2,921	6,484	8,568
Goodwill impairment	137,453	—	137,453	—
Total costs and expenses	296,241	172,390	626,039	552,890
Operating loss	(137,717)	(7,681)	(133,108)	(25,484)
Interest expense	(11,844)	(12,436)	(36,480)	(36,241)
Interest income and other, net	860	861	4,150	2,971
(Loss) gain on interest rate swaps	(390)	1,033	(5,475)	7,185
Loss on debt extinguishment	—	—	(300)	—
Loss from continuing operations before income taxes	(149,091)	(18,223)	(171,213)	(51,569)
Income tax expense	1,919	4,769	15,981	13,305
Loss from continuing operations, net of tax	(151,010)	(22,992)	(187,194)	(64,874)
(Loss) Income from discontinued operations, net of tax	(379)	143	(379)	3,738
Net loss	$(151,389)	$(22,849)	$(187,573)	$(61,136)

Basic loss per share:
Continuing operations	$(1.20)	$(0.19)	$(1.50)	$(0.53)
Discontinued operations	—	—	—	0.03
Basic loss per share	$(1.20)	$(0.19)	$(1.50)	$(0.50)
Weighted average shares used in computing basic per share amounts	126,081	123,459	125,160	122,756

Diluted loss per share:
Continuing operations	$(1.20)	$(0.19)	$(1.50)	$(0.53)
Discontinued operations	—	—	—	0.03
Diluted loss per share	$(1.20)	$(0.19)	$(1.50)	$(0.50)
Weighted average shares used in computing diluted per share amounts	126,081	123,459	125,160	122,756

Dividends declared per share	$0.08	$0.18	$0.34	$0.54

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2019	December 31, 2018
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$144,451	$161,955
Short-term marketable securities	132,208	158,956
Accounts receivable, net	183,827	152,866
Inventory	3,056	7,449
Prepaid expenses and other current assets	30,842	30,806
Total current assets	494,384	512,032
Long-term marketable securities	4,986	73,207
Property and equipment, net	50,361	53,586
Intangible assets, net	442,857	513,770
Goodwill	1,406,987	1,544,343
Right-of-use assets	63,064	—
Other long-term assets	59,953	63,365
Total assets	$2,522,592	$2,760,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$107,815	$104,981
Unearned revenue	49,579	46,072
Current portion of long-term debt	289,284	373,361
Total current liabilities	446,678	524,414
Unearned revenue, less current portion	46,511	54,495
Long-term debt, less current portion	619,947	618,776
Deferred tax liabilities, net	39,921	45,030
Long-term lease liabilities	65,650	—
Other long-term liabilities	13,618	24,647
Total liabilities	1,232,325	1,267,362
Stockholders' equity:
Preferred stock	—	—
Common stock	129	126
Treasury stock	(37,516)	(32,124)
Additional paid-in capital	3,229,334	3,239,395
Accumulated other comprehensive loss	(3,520)	(3,869)
Accumulated deficit	(1,898,160)	(1,710,587)
Total stockholders’ equity	1,290,267	1,492,941
Total liabilities and stockholders’ equity	$2,522,592	$2,760,303

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE AND SEGMENT DETAILS
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total Revenues, net	$158,524	$164,709	$492,931	$527,406
Legacy TiVo Solutions IP Licenses	—	(2,795)	—	(20,063)
Hardware	(2,606)	(3,926)	(6,356)	(10,911)
Other Products	(934)	(1,614)	(1,531)	(5,007)
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$154,984	$156,374	$485,044	$491,425

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Product Revenue
Platform Solutions	$62,083	$73,147	$198,851	$241,295
Software and Services	19,771	19,851	58,915	57,949
Other	934	1,614	1,531	5,007
Total Product Revenue, net	82,788	94,612	259,297	304,251

IP Licensing Revenue
US Pay TV Providers	41,896	44,474	126,009	143,606
CE Manufacturers	15,580	8,859	31,928	26,754
New Media, International Pay TV Providers and Other	18,260	16,764	75,697	52,795
Total IP Licensing Revenue, net	75,736	70,097	233,634	223,155

Total Revenues, net	$158,524	$164,709	$492,931	$527,406

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total Product Revenue, net	$82,788	$94,612	$259,297	$304,251
Hardware	(2,606)	(3,926)	(6,356)	(10,911)
Other Products	(934)	(1,614)	(1,531)	(5,007)
Core Product Revenue (excludes revenue from Hardware and Other Products)	$79,248	$89,072	$251,410	$288,333

Total IP Licensing Revenue, net	$75,736	$70,097	$233,634	$223,155
Legacy TiVo Solutions IP Licenses	—	(2,795)	—	(20,063)
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$75,736	$67,302	$233,634	$203,092

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Adjusted EBITDA:
Product	$13,402	$15,265	$29,353	$53,971
IP Licensing	50,077	46,636	164,809	149,365
Corporate	(13,427)	(14,825)	(44,048)	(45,385)
Adjusted EBITDA	$50,052	$47,076	$150,114	$157,951

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP loss from continuing operations before income taxes	$(149,091)	$(18,223)	$(171,213)	$(51,569)
Amortization of intangible assets	28,212	37,242	84,574	119,463
Restructuring and asset impairment charges	1,995	2,921	6,484	8,568
Goodwill impairment	137,453	—	137,453	—
Equity-based compensation	5,148	9,471	22,459	28,226
Separation and transformation costs	9,458	—	13,905	—
Transition and integration costs	189	(148)	1,342	9,303
Earnout amortization	—	—	—	1,494
CEO transition cash costs	—	—	1,000	(975)
Remeasurement of contingent consideration	—	(67)	—	1,104
Gain on sale of strategic investments	—	(517)	—	(517)
Loss on debt extinguishment	—	—	300	—
Change in escheat liability	—	—	165	—
Accretion of contingent consideration	—	43	—	235
Amortization of note issuance costs	547	580	1,739	1,709
Amortization of convertible note discount	2,983	3,331	9,791	9,877
Mark-to-market loss (income) related to interest rate swaps	(92)	(1,740)	4,607	(10,213)
Interest on escheat liability	—	—	(418)	—
Non-GAAP Pre-tax Income	$36,802	$32,893	$112,188	$116,705

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Diluted weighted average shares outstanding	126,081	123,459	125,160	122,756
Dilutive effect of equity-based compensation awards	777	671	675	588
Non-GAAP Diluted Weighted Average Shares Outstanding	126,858	124,130	125,835	123,344

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$39,263	$40,749	$114,482	$126,547
Equity-based compensation	(590)	(1,153)	(2,242)	(3,263)
Transition and integration costs	(86)	(3)	(469)	(58)
Non-GAAP Cost of Licensing, Services and Software Revenues	$38,587	$39,593	$111,771	$123,226

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$4,289	$4,220	$14,150	$14,260
Equity-based compensation	(13)	—	(70)	—
Non-GAAP Cost of Hardware Revenues	$4,276	$4,220	$14,080	$14,260

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Research and development expenses	$34,038	$42,053	$113,621	$133,894
Equity-based compensation	(1,021)	(3,011)	(5,333)	(9,957)
Transition and integration costs	(20)	(15)	(587)	(1,435)
Earnout amortization	—	—	—	(287)
Non-GAAP Research and Development Expenses	$32,997	$39,027	$107,701	$122,215

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Selling, general and administrative expenses	$45,677	$39,867	$139,270	$133,906
Equity-based compensation	(3,524)	(5,307)	(14,814)	(15,006)
Separation and transformation costs	(9,458)	—	(13,905)	—
Transition and integration costs	(83)	166	(286)	(7,810)
Earnout amortization	—	—	—	(1,207)
CEO transition cash costs	—	—	(1,000)	975
Remeasurement of contingent consideration	—	67	—	(1,104)
Non-GAAP Selling, General and Administrative Expenses	$32,612	$34,793	$109,265	$109,754

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Total operating costs and expenses	$296,241	$172,390	$626,039	$552,890
Depreciation	(5,314)	(5,338)	(16,005)	(16,252)
Amortization of intangible assets	(28,212)	(37,242)	(84,574)	(119,463)
Restructuring and asset impairment charges	(1,995)	(2,921)	(6,484)	(8,568)
Goodwill impairment	(137,453)	—	(137,453)	—
Equity-based compensation	(5,148)	(9,471)	(22,459)	(28,226)
Separation and transformation costs	(9,458)	—	(13,905)	—
Transition and integration costs	(189)	148	(1,342)	(9,303)
Earnout amortization	—	—	—	(1,494)
CEO transition cash costs	—	—	(1,000)	975
Remeasurement of contingent consideration	—	67	—	(1,104)
Non-GAAP Total COGS and OpEx	$108,472	$117,633	$342,817	$369,455

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Total operating costs and expenses	$296,241	$172,390	$626,039	$552,890
Goodwill impairment	(137,453)	—	(137,453)	—
Total OpEx Excluding Goodwill Impairment	$158,788	$172,390	$488,586	$552,890

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Operating loss	$(137,717)	$(7,681)	$(133,108)	$(25,484)
Depreciation	5,314	5,338	16,005	16,252
Amortization of intangible assets	28,212	37,242	84,574	119,463
Restructuring and asset impairment charges	1,995	2,921	6,484	8,568
Goodwill impairment	137,453	—	137,453	—
Equity-based compensation	5,148	9,471	22,459	28,226
Separation and transformation costs	9,458	—	13,905	—
Transition and integration costs	189	(148)	1,342	9,303
Earnout amortization	—	—	—	1,494
CEO transition cash costs	—	—	1,000	(975)
Remeasurement of contingent consideration	—	(67)	—	1,104
Adjusted EBITDA	$50,052	$47,076	$150,114	$157,951

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
GAAP Interest expense	$(11,844)	$(12,436)	$(11,844)	$(36,241)
Accretion of contingent consideration	—	43	—	235
Amortization of note issuance costs	547	581	1,739	1,709
Amortization of convertible note discount	2,983	3,331	9,791	9,877
Reclassify current period cost of interest rate swaps	(481)	(706)	(868)	(3,027)
Interest on escheat liability	—	—	(418)	—
Non-GAAP Interest Expense	$(8,795)	$(9,187)	$(26,236)	$(27,447)

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FORECAST FINANCIAL INFORMATION
(In millions)
(Unaudited)

	FY 2019 Expectations
	Low	High
GAAP loss from continuing operations before income taxes	$(198)	$(203)
Amortization of intangible assets	113	113
Restructuring and asset impairment charges	7	8
Goodwill impairment	137	137
Equity-based compensation	29	31
Separation and transformation costs	25	35
Transition and integration costs	2	2
CEO transition cash costs	1	1
Amortization of note issuance costs and convertible note discount	16	16
Mark-to-market loss related to interest rate swaps (1)	5	5
Non-GAAP Pre-tax Income (1)	$137	$145

Cash Taxes	$28	$29

(1) Due to their nature, changes in the mark-to-market of interest rate swaps have only been included in the outlook to the extent they have already occurred. Actual results may differ materially from the outlook.

	FY 2019 Expectations
	Low	High
GAAP Operating loss	$(147)	$(151)
Depreciation	23	24
Amortization of intangible assets	113	113
Restructuring and asset impairment charges	7	8
Goodwill impairment	137	137
Equity-based compensation	29	31
Separation and transformation costs	25	35
Transition and integration costs	2	2
CEO transition cash costs	1	1
Adjusted EBITDA	$190	$200

FY 2019 Expectations
GAAP Diluted Weighted Average Shares Outstanding	126
Dilutive effect of equity-based compensation awards	1
Non-GAAP Diluted Weighted Average Shares Outstanding	127